Exhibit 99.1

Some of the information in this presentation is not historical in nature and may constitute forward - looking statements, which ar e made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward - looking terminolo gy such as “believes,” “expects,” “anticipates,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” or the negative of these words or other c omp arable terminology. The discussion of financial trends, strategy, plans, projections or intentions may also include forward - looking statements. These forward - looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied by such statements. Although it is not possible to pre dict or identify all such risks and uncertainties, they may include, but are not limited to, those described in the Company’s annual, quarterly and current reports (i.e., Form 10 - K, Fo rm 10 - Q and Form 8 - K) as filed or furnished with the Securities and Exchange Commission (SEC). You are cautioned not to place undue reliance on any such forward - looking statements, which speak only as of the date such statements were first made. To the degree financial information is included in this presentation, it is in summary form only and must be considered in the context of the full details provided in the Company’s most recent annual, quarterly or current report as filed or furnished with the SEC. The Company’s S EC reports are available at https://starlingoncology.com under the “Investor Relations” tab. Except to the extent required by law, the Company undertakes no obligation to publicly re le ase the result of any revisions to these forward - looking statements to reflect events or circumstances after the date hereof, or to reflect the occurr ence of unanticipated events. Goals, targets, expectations and/or projections are subject to significant business, economic and competitive uncertainties a nd contingencies, many of which are beyond the control of the Company and its management and are based upon assumptions with respect to future decisions, which are subject to change. Actual results may vary and such variations may be material. Nothing in this should be regarded as a representation by any person that these goals, targets, e xpe ctation and/or projections will be achieved and the Company undertakes no duty to update them. Non - GAAP Financial Measures To supplement the Company’s financial results and guidance presented in accordance with U.S. generally accepted accounting pr inc iples (GAAP), the company uses certain non - GAAP financial measures in this presentation, including Adjusted EBITDA. The company believes that this non - GAAP financial m easure provides useful supplementary information to, and facilitates additional analysis by, investors and analysts. Unaudited Financial Information This presentation contains unaudited financial information. The unaudited financial information has been prepared on the same ba sis as the Company's audited financial statements and, in the opinion of management, reflects all adjustments necessary for the fair presentation of the unaudited f ina ncial information. However, the unaudited financial information contained in this presentation is preliminary and may be subject to change. Accordingly, such financial in formation may be adjusted or may be presented differently in periodic reports or other filings filed by the Company with the SEC, and such differences may be material. In add ition, past performance is not a guarantee or indication of future financial condition and/or results of operations and should not be relied upon for such reason. FORWARD - LOOKING STATEMENTS AND NON - GAAP FINANCIAL MEASURES 2 Starling Oncology | Investor Presentation Disclaimer

Disclaimer

FORWARD-LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES

Some of the information in this presentation is not historical in nature and may constitute forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking terminology such as "believes," "expects," "anticipates," "may," "will," "should," "seeks," "approximately," "intends," "plans," "estimates," or the negative of these words or other comparable terminology. The discussion of financial trends, strategy, plans, projections or intentions may also include forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied by such statements. Although it is not possible to predict or identify all such risks and uncertainties, they may include, but are not limited to, those described in the Company's annual, quarterly and current reports (i.e., Form 10-K, Form 10-Q and Form 8-K) as filed or furnished with the Securities and Exchange Commission (SEC). You are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date such statements were first made. To the degree financial information is included in this presentation, it is in summary form only and must be considered in the context of the full details provided in the Company's most recent annual, quarterly or current report as filed or furnished with the SEC. The Company's SEC reports are available at https://starlingoncology.com under the "Investor Relations" tab. Except to the extent required by law, the Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events.

Goals, targets, expectations and/or projections are subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management and are based upon assumptions with respect to future decisions, which are subject to change. Actual results may vary and such variations may be material. Nothing in this should be regarded as a representation by any person that these goals, targets, expectation and/or projections will be achieved and the Company undertakes no duty to update them.

Non-GAAP Financial Measures

To supplement the Company's financial results and guidance presented in accordance with U.S. generally accepted accounting principles (GAAP), the company uses certain non-GAAP financial measures in this presentation, including Adjusted EBITDA. The company believes that this non-GAAP financial measure provides useful supplementary information to, and facilitates additional analysis by, investors and analysts.

Unaudited Financial Information

This presentation contains unaudited financial information. The unaudited financial information has been prepared on the same basis as the Company's audited financial statements and, in the opinion of management, reflects all adjustments necessary for the fair presentation of the unaudited financial information. However, the unaudited financial information contained in this presentation is preliminary and may be subject to change. Accordingly, such financial information may be adjusted or may be presented differently in periodic reports or other filings filed by the Company with the SEC, and such differences may be material. In addition, past performance is not a guarantee or indication of future financial condition and/or results of operations and should not be relied upon for such reason.

Starling Oncology | Investor Presentation

2

3 Starling Oncology | Investor Presentation 5 4 3 2 1 A leading national oncology - focused VBC Platform Large TAM, with long - term growth driven by secular trends Balanced model with at - risk VBC and FFS ancillary services Multiple levers for growth across a diversified business Proven leadership team with deep industry experience 6 Strong recurring revenue growth and sustainable profitability Investment Highlights

4 Starling Oncology | Investor Presentation High - Quality Care Delivery & Benefits Management Platform Benefits Management Platform Care Delivery Delegated provider network management Utilization and case management Drug formulary Claims adjudication Patient call center Community oncologists Nursing & mid - level care Infusion suites Specialty pharmacy Radiosurgery Clinical research OUR MISSION Uniting benefits management and direct care in one patient - first model, making value - based cancer care accessible everywhere

Starling Oncology At A Glance 5 Starling Oncology | Investor Presentation Note: 2026E reflects the midpoint of FY2026 revenue guidance of $650 – 660M, as provided in the Company’s 3Q’26 earnings release ( November 5, 2026). 1. Reflects all individually contracted plans and geographies OPERATIONAL FOOTPRINT SCALE & EXPERIENCE 19+ Yrs In Business 60+ Capitated Care Contracts Across Five States PATIENT REACH 2.2M+ VBC Lives 300K+ 2025 Encounters FINANCIAL OUTLOOK $650 – 660M FY26 Revenue $4 – 6M FY26 Adj. EBITDA REVENUE BY SEGMENT $324M $393M $503M $655M 2023 2024 2025 2026E Capitated Revenue FFS Revenue Specialty Pharmacy Clinical Trials & Other 1

Recent Announcements

Refinancing

Repaid the $86M Deerfield note through a strategic refinancing with OrbiMed, strengthening the balance sheet while expanding revolver capacity to $25M

Jul 7, 2026

Rebranding

Relaunched as Starling Oncology and began trading on Nasdaq under the new ticker STLN

Aug 3, 2026

Portal Launch

Launched Starling Oncology Nexus™ to strengthen provider engagement and clinical pathway adherence

Aug 17, 2026

Strong 3Q26 Results

Revenue of $170M increased 24% YoY

Specialty pharmacy gross margin of 24%

MLR declined 400bps to 81% QoQ

Adj EBITDA of $3.4M

3Q26

Continued Growth

Signed new delegated contract in Oregon

4Q26

Starling Oncology | Investor Presentation
5

(1) American Cancer Society. (2) National Cancer Institute. (3) Wall street research. (4) IQVIA Institute for Human Data Scie nce . Oncology Care Costs Are Rising Rapidly 7 Starling Oncology | Investor Presentation 2.1M+ New U.S. cancer diagnoses in 2026 (+25% vs. 2016) (1) $246B Total U.S. cancer care cost by 2030E (+34% vs. 2015) (2) +8% y/y Oncology drug spend growth, 2Q26 (Top - 75, vs. +15% in 1Q26) (3) U.S. Oncology Drug Spending, Annual ($B) (4) 2020 2022 2023 2024 2028E $73B $81B $95B $120B $180B

Fee-for-Service Oncology Misaligns Incentives

U.S. ONCOLOGY SPEND

1. **$99B → $180B**
   U.S. oncology drug spending nearly doubles by 2028[(1)]

2. **~$412K**
   Median cost of a new oncology drug in 2024[(1)]

> *"Payers are shifting infused oncology drugs from buy-and-bill toward value-based, specialty-pharmacy models"*[(1)]

FEE-FOR-SERVICE ONCOLOGY

~80–85%[(2)]

of a typical FFS oncologist's income comes from the drug spread on buy-and-bill chemotherapy

→ **Disincentivizes lower-cost, equally effective alternatives**

VALUE-BASED CARE

Paid by episode

not by drug or procedure volume

→ **Providers are rewarded for choosing lower-cost, equally effective treatment**

(1) IQVIA. (2) AmerisourceBergen / Oncology Supply practice benchmarking.

Sterling Oncology | Investor Presentation

Starling Oncology Solutions and Scale

Capitation
Fixed per-member-per-month payments from payors to manage a population's oncology care.

Fee-for-Service
Billing insurance and copay for E&M visits, infusions, drug resale, and radiosurgery services.

Specialty Pharmacy
Billed to pharmacy benefit managers for specialty oral and self-injectable medications.

Clinical & Other
Clinical trial services billed to pharma sponsors, plus quality and gain-sharing incentives.



% OF REVENUE(1)
17%
20%
62%
~1%

Note:
(1) Revenue mix reflects YTD FY2026 total revenue through September 30, 2026

Starling Oncology | Investor Presentation
5

National Footprint with Significant Upside Non - CA markets are the growth engine — lives up 272% and revenue up 44% since 2024 Lives by State (Lives in thousands) Revenue by State ($ in millions) 1,813 1,765 67 249 1,880 2,015 2024 2025 $315 $391 $78 $112 $393 $503 2024 2025 CA Non - CA CA Non - CA White Space Within Existing Markets (1) STLN Penetration in California: 7.3% STLN Penetration in Non - CA: 2.2% Select Key Partners Managed Care Organizations Risk Bearing Organizations ▲ Non - CA +272% ▲ +44% 10 Starling Oncology | Investor Presentation Notes: (1) Reflect STLN’s 2025 revenue as a percent of TAM; TAM reflects Medicare Advantage, Managed Medicaid, and Commercial lives in STLN states (CA, FL, NV, AZ, OR); Assumes revenue PMPM of $50, $10 and $5 for Medicare Advantage, Managed Medicaid, and Commercial, respectively. Source: Mark Farrah Associates. (2) State by state contracts and lives represent figures as of September 30, 2026. # of Lives # of Contracts State 1.92M 58 CA 120K 4 FL 5K 1 AZ 110K 5 NV 20K 1 ORRC1

Starling Oncology's Full-Spectrum Capitated Offering

Narrow Network Capitation

Starling Oncology contracts with providers that are globally capitated with a Knox-Keene license to serve as the exclusive oncology provider.

NETWORK MODEL **Exclusive**	TTM REVENUE[2] **$75M**
EXPECTED MLR[1] **~65-70%**	PMPM **$Mid-single digit**

EXPECTED BENEFITS

- Predictable, recurring revenue
- High margins from tightly managed populations

VS.

Delegation, Open-Network Capitation

Starling Oncology contracts with managed care providers to take full accountability for the payor's oncology benefit, from network design through payment adjudication.

NETWORK MODEL **Hybrid**	TTM REVENUE[2] **$31M**
EXPECTED MLR[1] **~80-85%**	PMPM **$Mid-double digit**

EXPECTED BENEFITS

- Recurring revenue with greater scalability
- Greater revenue per patient through the hybrid model

FUTURE OF STARLING ONCOLOGY GROWTH →

Notes:
(1) MLR is defined as payroll, third-party charges, medical supplies plus IV drug costs incurred by Starling Oncology divided by net capitation revenue.
(2) Trailing twelve month (TTM) revenue as of September 30, 2026

Starling Oncology | Investor Presentation
11

Narrow and Delegated Patient Pathways

Step 1	Step 2	Step 3
Starling Oncology contracts with Payor to manage oncology care via:	Oncology patients seen for capitated outpatient medical oncology services in Starling Oncology or network clinic	STLN captures additional clinical revenue from services not included in capitation for outpatient medical oncology
Narrow Network	Starling Oncology Clinics	Specialty Pharmacy Imaging Carveout Drugs Clinical Research
Fully Delegated	Starling Oncology Clinics Starling Oncology Network	Specialty Pharmacy Imaging Carveout Services Clinical Research Future State: Network Services

Starling Oncology | Investor Presentation
12

Proven Ability to Maintain Stable MLR at Scale

Consistent MLR Performance Despite Elevated Industry Utilization



Cap Revenue ($M) (1)
MLR (1)(2)
Launched Delegated contract model and began on-boarding those patients
69%
61%
72%
68%
68%
76%
85%
81%
$17.0
$17.0
$18.5
$20.6
$23.2
$26.9
$28.0
$28.7
4Q24
1Q25
2Q25
3Q25
4Q25
1Q26
2Q26
3Q26

MLR expected in 85–90% range over next 12mo as delegated lives ramp, normalizing to 75–85% at run-rate

MLR Levers

Industry-Leading Utilization Management
Proprietary platform manages cost of care in real time

Scaled Drug Procurement
Drives margin on risk encounters; Part D adds stability

Hybrid Care Delivery Model
Differentiated engagement and ancillary services via STLN's network

Starling Oncology Nexus™
Drives clinical pathway adherence across the network

Notes:
(1) Excludes gain share contract revenue.
(2) MLR is defined as payroll, third-party charges, medical supplies plus IV drug costs incurred by STLN divided by net capitation revenue.

Starling Oncology | Investor Presentation 13

Delegated Contract Ramp Revenue Gross Margin 1 2 3 4 5 6 7 8 9 10 11 12 Months MONTHS 1 – 4 Transition of Care Period MONTHS 5 – 8 VBC Adoption MONTHS 9 – 12 Mature State Clinics Outside CA: Owned vs. Networked 23 24 25 67 222 2024 2025 2026 Delegated Members Growth & Diversification 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26 4Q26 FL Delegated Members OR Delgated Members Delegated Capitation: Starling Oncology’s Health Plan Solution 14 Starling Oncology | Investor Presentation Owned Networked ~100K RC1

Revenue & Gross Margin $100M $180M $269M $29M $31M $46M 2023 2024 2025 Multi - Year Growth in Script Volume 8K 11K 20K 33K ~60K+ 2022 2023 2024 2025 2026E Scripts per 1K Visits & Clinic Visits 51K 51K 50K 52K 56K 51K 54K 56K 60K 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26 102 115 122 156 184 208 228 272 263 Starling Oncology Specialty Pharmacy Advantages A convenient, affordable option for patients and network providers, while driving strong economics for Starling Oncology Reduces cost to payors vs. independent specialty pharmacies Starling Oncology’s unique procurement capabilities drive strong margins Specialty Pharmacy Overview 15 Starling Oncology | Investor Presentation Revenue Gross Margin Scripts per 1K Visit Clinic Visits

The Starling Oncology Care Model



Care Navigation Program with Proven Outcomes
Accessible Community-based locations
Comprehensive Hospital Coverage
Integrated Medical and Radiation Oncology
Well-recognized Physicians
Internal Second-Opinion Network
Outpatient blood product transfusions
Clinical Trials Providing Access for Underserved Populations
Behavioral Health Support
IHI Patient Safety Organization

PROVEN IMPACT

~81%* Overall MLR	**29%** Lower Inpatient Admissions
~23% Typical Payor Savings in Year 1 of STLN Contract	**33%** Fewer ER Visits Among Newly-Diagnosed Patients
>25% Lower Median Total Healthcare Costs for Patients	**123%** Improved Patient Satisfaction with Overall Health
35% Improvement in Patient Satisfaction	**33%** Fewer ER Visits Among Newly-Diagnosed Patients
3 of 4 CMS MIPS Quality Measures — Outperforms Avg. Provider	**4.6 / 5** Patient Satisfaction Rating

Notes: (1) Based on study on STLN patient population conducted by researchers at Stanford University in collaboration with the American Society of Clinical Oncology, and published in the Journal of Oncology Practice in September 2019 titled "Lay Health Worker-Led Cancer Symptom Screening Intervention and the Effect on Patient-Reported Satisfaction, Health Status, Health Care Use, and Total Costs: Results from a Tri-Part Collaboration." (2) Average weighted payor savings for new STLN capitation contracts signed 2024 and 2025. (3) Average patient rating across >3,500 Google Reviews; also comparable to 90.7 Press Ganey score for 2024. * MLR as of 3Q26

Starling Oncology | Investor Presentation

16

Starling Oncology Nexus™ (1)

A proprietary industry-leading UM platform promoting provider engagement

A unified platform for value-based care

Starling's proprietary platform connects utilization management, clinical pathways, real-time analytics, and collaborative decision-making in one operating environment.

KEY PLATFORM CAPABILITIES

- **Pathway compliance**
  Automated checks against continuously updated, evidence-based guidelines
- **Drug-waste intelligence**
  Real-time identification with actionable recommendations
- **Peer-to-peer workflow**
  Scheduling and documentation in one connected process
- **Audit-ready reporting**
  Comprehensive trails and quality-assurance reporting
- **Ancillary engagement**
  Clinical trial access and oral chemotherapy services


Starling Oncology Nexus™
Starling Oncology Nexus™
Where clinical intelligence connects to better care

MEASURABLE IMPACT OVER 3 MONTHS

>95% same-day approval	>98% formulary adherence	Centralized UM workflow
for pathway-concordant requests	to Starling's value-based formulary	Improves adherence and clinical appropriateness

Starling Oncology | Investor Presentation
(1) - Patent Pending
17

Starling Oncology Nexus Screenshots Starling Oncology | Investor Presentation 18

Nexus Performance KPIs – Early Wins Starling Oncology | Investor Presentation (1) Based on 3 months of 2026 data 19 >80% Minimum number of cases submitted weekly

What Sets Starling Apart in a Competitive Landscape 20 Starling Oncology | Investor Presentation Care Delivery Model Provide Clinical Care Utilization Management Incentivized to Keep Drug Costs Low Purchasing Drugs at Scale Care Navigation Model Utilization Management Only Subsidiary of a Distributor Independent Provider

Strong Leadership with Deep Industry Experience

Daniel Virnich, MD
Chief Executive Officer

- Joined STLN in 2020 as COO, CEO since 2023
- 20+ years of executive leadership and value-based care operations experience
- Previously, served as President of DaVita Medical Group, Florida and Senior VP of Operations for Healthcare Partners in Southern California

DaVita Medical Group · OPTUM · TEAMHealth

Rob Carter
Chief Financial Officer

- Joined STLN in 2021 as VP of Finance, CFO since 2024
- 15+ years of finance leadership experience in healthcare focused on FP&A and analytics
- Previously, served as Head of FP&A at Hoag Health System and held several FP&A leadership roles at SCAN Health Plan and McKesson hoag · scan · MCKESSON

Anne McGeorge
Chairperson of the Board

- Joined STLN Board in 2021, Chairman since August 2025
- 35+ years of experience providing strategic and operational guidance to healthcare organizations
- Has served as Operating Partner of Havencrest Healthcare since 2018 and previously served as Managing Partner of Grant Thornton

Grant Thornton · Deloitte. · Arthur Andersen

Jordan McInerney
Chief Development Officer

HOPCo · stryker

Jeffrey Langsam, DO
Chief Clinical Officer

cigna · aetna

Yale D. Podnos, MD
Chief Medical Officer

HCA Healthcare · UNC HEALTH

Kristin England
Chief Administrative Officer

MCKESSON · Dartmouth-Hitchcock

Stephen Cella
SVP, Finance

CARLYLE · SUN CAPITAL

Rakesh Panda
Chief Information Officer

cisco · Infosys

Sterling Oncology | Investor Presentation

21

Financial Overview 22 Starling Oncology | Investor Presentation

23 Starling Oncology | Investor Presentation Financial Highlights 1 Diversified Revenue Base Revenue spans capitation, fee - for - service, specialty pharmacy, and clinical solutions, reducing reliance on any single payer model 2 Recurring, Visible Revenue Multi - year capitation contracts and recurring treatment cycles create subscription - like visibility into future revenue 3 Direct Cost Control Full control over oncology drug purchasing, formulary design, and treatment regimens protects margins as drug costs rise 4 Durable Growth Fueled by long - term oncology cost inflation and rising patient volumes as the population ages 5 Path to Profitability On track for positive Adjusted EBITDA in 2026, driven by scale, cost discipline, and an improving payer mix 6 Strengthening Debt Structure Refinanced legacy debt via strategic partnership with OrbiMed, improving terms and extending runway

Consistent Revenue Growth 24 Starling Oncology | Investor Presentation Patient Lives (M) Adjusted EBITDA ($M) Revenue ($M) ($35.7) 2024 ($12.4) ($25.8) 2023 2025 $324M 2023 $393M 2024 $503M 2025 Capitated Revenue FFS Revenue Specialty Pharmacy Clinical Trials & Other $655M 2026E $3M - $5M 2026E Notes:  (1) 2026E figures represent the midpoint of 2026 Guidance. Adjusted EBITDA is a non - GAAP measure. Please see the appendix for a reconciliation to the nearest GAAP measure. 1.8 1.9 2.0 2.2 2023 2024 2025 2026YTD

3Q26 Quarterly Results 25 Starling Oncology | Investor Presentation Notes:  (1) Adjusted EBITDA is a non - GAAP measure. A reconciliation to the nearest GAAP measure is available upon request. Revenue Adjusted EBITDA (1) Patient Lives 3Q26 Operational Highlights ($ in millions) ($ in millions) (millions) $60.2 $60.0 $75.9 $109.3 $0.5 $0.5 $136.6 $169.8 3Q25 3Q26 Clinical Trials & Other Specialty Pharmacy Patient Services 24% YoY ($3.5) $3.4 3Q25 3Q26 Adjusted EBITDA of $3.4M, positive for a second straight quarter, vs. ($3.5M) in 3Q25 Specialty Pharmacy revenue of $109M increased 44% YoY with a gross margin of 24% Medical Loss Ratio (MLR) of 81% decreased 400 bps sequentially Ramping Nexus provider portal to deepen provider engagement +16% 1.9 2.2 3Q25 3Q26 Total revenue of $170M increased 24% YoY

Pharma Margin Bridge Starling Oncology | Investor Presentation 26 Pharma Margin Drivers 18 – 19% +2 – 3% 21 – 24% Including Incremental Margin Opportunity 18 – 21% Baseline Margin Scaled Procurement Activities Opportunistic Pricing Current Margin Long - term Margin +0 – 2% Incremental Margin Opportunity: 3 – 4%

Path to Breakeven and Profitability Levers 27 Starling Oncology | Investor Presentation SG&A historically declining as a Percentage of Revenue, Gross Margins Trending Higher Margin Levers Gross Margin • Leverage existing clinical labor • Drive Specialty Pharmacy, Clinical Research, and behavioral attachment • Drug procurement, Pathways, and buy - ins Adj EBITDA ($ in millions) 30% 28% 27% 25% 24% 22% 18% 16% 19% 19% 19% 13% 13% 14% 15% 15% 17% 14% 20% 16% 17% 18% 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26 SG&A as % of Rev. Gross Margin ($10.9) ($8.7) ($8.2) ($7.8) ($5.1) ($4.1) ($3.5) $0.1 ($2.4) $0.2 $3.4 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26 Adj EBITDA Margin • Leverage existing corporate and field infrastructure • AI efficiencies • Vendor diversification Notes:  (1) Adjusted EBITDA is a non - GAAP measure. A reconciliation to the nearest GAAP measure is available upon request.

Longer Term Guidance 28 Starling Oncology | Investor Presentation FY2025 FY2026 2028 TARGETS REVENUE $502.7M GROSS PROFIT $76.4M ADJUSTED EBITDA $(12.4)M FREE CASH FLOW $(23.9)M REVENUE $650 – $6 6 0M + 30 % mid. GROSS PROFIT $10 7 – $110M +4 0 % mid. ADJUSTED EBITDA $ 4 – $ 6 M TURNS + FREE CASH FLOW $5 – $1 0 M TURNS + REVENUE GROWTH ~20% REVENUE CAGR THROUGH 2028 BUSINESS MIX Capitation ~30% / Dispensary ~50% of total revenue MARGIN EXPANSION Adjusted EBITDA margin scales to mid - single digits of revenue (1) Guidance reflects updates provided as of the Company’s 3Q’26 earnings release, November 5, 2026.

29 Starling Oncology | Investor Presentation 5 4 3 2 1 A leading national oncology - focused VBC Platform Large TAM, with long - term growth driven by secular trends Balanced model with at - risk VBC and FFS ancillary services Multiple levers for growth across a diversified business Proven leadership team with deep industry experience 6 Strong recurring revenue growth and sustainable profitability Investment Highlights